UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2023

HERITAGE-CRYSTAL CLEAN, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33987	26-0351454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Center Drive, Suite East C300, Hoffman Estates, IL	60192
(Address of principal executive offices)	(Zip Code)

(847) 836-5670

(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	HCCI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 17, 2023 (the “Closing Date”), the acquisition of Heritage-Crystal Clean, Inc., a Delaware corporation (the “Company”), was completed pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of July 19, 2023 (the “Merger Agreement”), by and among the Company, JFL-Tiger Acquisition Co., Inc., a Delaware corporation (“Parent”), and JFL-Tiger Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive $45.50 in cash, without interest, less any applicable withholding taxes, other than any shares as to which dissenters’ rights had been perfected (and not withdrawn or lost) in accordance with applicable law (which were cancelled and converted into the right to receive a payment determined in accordance with Section 262 of the Delaware General Corporation Law). Additionally, pursuant to the Merger Agreement, immediately prior to the Effective Time, (1) each Company restricted stock award granted under the Company’s 2019 Incentive Award Plan (the “Company Equity Plan”) became fully vested and the restrictions with respect to such restricted stock awards lapsed, and all Company restricted stock awards were treated in the Merger in the same manner as the other shares of Company Common Stock, and (2) each award of Company restricted stock units (“RSUs”) granted under the Company Equity Plan outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive a cash payment in an amount, without interest and subject to applicable withholding taxes, equal to the product of (x) the per share merger consideration (as defined in the Merger Agreement) and (y) the total number of shares of Company Common Stock subject to such award of RSUs as of immediately prior to the Effective Time.

Item 1.02	Termination of a Material Definitive Agreement.

On the Closing Date, the Company prepaid in full all amounts, and terminated all commitments, outstanding under its Credit Agreement, dated as of March 18, 2021, among the Company, Heritage-Crystal Clean, LLC (“Borrower”), each subsidiary of Borrower party thereto from time to time, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Following the prepayment and termination, the Company was released from all obligations and liabilities under the Credit Agreement, including all guarantees and collateral provided thereunder. No early termination penalties were incurred by the Company as a result of such prepayment and termination.

Additionally, as a result of the completion of the Merger, the Participation Rights Agreement, dated as of March 17, 2008, by and between the Company and The Heritage Group automatically terminated pursuant to its terms.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference into this Item 2.01.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 20, 2023 and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on October 17, 2023, the Company notified the NASDAQ Global Select Market (the “NASDAQ”) that the Merger had closed and requested that the Nasdaq (1) suspend trading of Company Common Stock, (2) remove Company Common Stock from listing on the NASDAQ prior to the open of trading on October 17, 2023 and (3) file with the SEC a notification of delisting of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company Common Stock will no longer be listed on the NASDAQ. Trading of the Company Common Stock on NASDAQ was halted prior to the opening of trading on the Closing Date.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification of Rights of Security Holders.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

In connection with the Merger and at the Effective Time, holders of Company Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the per share merger consideration pursuant to the Merger Agreement).

Item 5.01	Change in Control of Registrant.

The descriptions contained under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred. Pursuant to the Merger Agreement, at the Effective Time, Merger Sub was merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Fred Fehsenfeld, Jr., Bruce Bruckmann, Charles Schalliol, Robert Willmschen, Jr., Jim Schumacher and Mary Pat Thompson ceased to be a member of the board of directors of the Company (the “Board”), and any committee thereof, and Glenn M. Shor, Brian Recatto, David L. Rattner and David F. Thomas became the directors of the Company, effective as of the Effective Time. Mr. Shor will serve as Chairman of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description contained under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. The Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On October 17, 2023, the Company issued a press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of July 19, 2023, by and among Parent, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with SEC on July 20, 2023).

3.1	Second Amended and Restated Certificate of Incorporation of Heritage-Crystal Clean, Inc.

3.2	Amended and Restated Bylaws of Heritage-Crystal Clean, Inc.

99.1	Press Release of Heritage-Crystal Clean, Inc., dated as of October 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2023	Heritage-Crystal Clean, Inc.

	By:	/s/ Mark DeVita
		Name:	Mark DeVita
		Title:	Executive Vice President & Chief Financial Officer